THE BOMBAY COMPANY, INC. AND SUBSIDIARIES
Exhibit 22 - Subsidiaries of Registrant

NAME                                                                                            The Bombay Furniture Company of Canada Inc.
JURISDICTION OF INCORPORATION               Province of Ontario, Canada
DOING BUSINESS AS                                                                 The Bombay Company

NAME                                                                                            BBA Holdings, LLC
JURISDICTION OF INCORPORATION                                   Delaware
DOING BUSINESS AS                                                                BBA Holdings, LLC

NAME                                                                                           The Bombay Furniture Company, Inc.
JURISDICTION OF INCORPORATION                                   Delaware
DOING BUSINESS AS                                                                The Bombay Furniture Company, Inc.

NAME                                                                                            BMAJ, Inc.
JURISDICTION OF INCORPORATION                                   Delaware
DOING BUSINESS AS                                                                BMAJ, Inc.

NAME                                                                                            The Bombay Company de Mexico, S.A. de C.V.
JURISDICTION OF INCORPORATION                                   Mexico, D.F.
DOING BUSINESS AS                                                                The Bombay Company de Mexico, S.A. de C.V.

NAME                                                                                           Bombay International Inc.
JURISDICTION OF INCORPORATION                                  Delaware
DOING BUSINESS AS                                                               Bombay International Inc.

NAME                                                                                           Bailey Street Trading Company
JURISDICTION OF INCORPORATION                                  Delaware
DOING BUSINESS AS                                                               Bailey Street Trading Company